UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2012

ASPEN GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-165685	27-1933597
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

720 South Colorado Boulevard, Suite 1150N, Denver, CO 80246
(Address of Principal Executive Office) (Zip Code)

(303) 333-4224
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On December 11, 2012, Aspen Group, Inc. (“Aspen”) raised $350,000 in gross proceeds from the sale of units consisting of shares of common stock and five-year warrants exercisable at $0.50 per share in a private placement offering to seven accredited investors. The units sold contained a total of 1,000,000 shares of common stock and 500,002 warrants. In connection with the offering, Aspen agreed to register the shares of common stock and the shares of common stock underlying the warrants. In connection with these sales, Aspen paid broker-dealers placement agent fees of $45,500. The terms of this private placement were identical to those of a private placement which closed on September 28, 2012.  Aspen anticipates the final closing under this offering will be no later than December 21, 2012.

All of the shares and warrants sold were issued and sold in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933 (the “Act”) and Rule 506 promulgated thereunder and have not been registered.  These securities may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act. The investors are accredited investors and there was no general solicitation.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2012, the Board of Directors (the “Board”) of Aspen approved amendments to the 2012 Equity Incentive Plan (the “Plan”).  The amendment revised the definition of Fair Market Value to provide that Aspen’s Board or Compensation Committee shall establish the Fair Market Value if Aspen’s common stock trades sporadically rather than every day taking into consideration all relevant factors including the most recent price at which Aspen’s stock was sold.  Additionally, the Plan was amended to provide Aspen with certain forfeiture, recuperation and redemption rights on the Stock Rights for certain acts by a Recipient of a Stock Right.

The full text of the amendment to the Plan is attached hereto as Exhibit 10.4 and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

10.1	Form of Securities Purchase Agreement – December 2012
10.2	Form of Registration Rights Agreement – December 2012
10.3	Form of Warrant – December 2012
10.4	Amendment No. 2 to the 2012 Equity Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN GROUP, INC.

Date: December 17, 2012	By:	/s/ Michael Mathews
Name: Michael Mathews
Title: Chief Executive Officer

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